COLUMBIA HIGH YIELD MUNICIPAL FUND
                        COLUMBIA MANAGED MUNICIPALS FUND
                        SERIES OF COLUMBIA FUNDS TRUST IX
                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2003


This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of the Columbia High Yield Municipal Fund and Columbia Managed Municipals Fund (each a Fund and, collectively, the Funds). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the relevant Fund dated November 1, 2003. This SAI should be read together with the relevant Prospectus and most recent Annual Report dated June 30, 2003. Investors may obtain a free copy of the relevant Prospectus and Annual Report from Columbia Funds Distributor, Inc. (CFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Auditors appearing in each Fund's June 30, 2003 Annual Report are incorporated in this SAI by reference.

Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the funds distributed by CFD generally and additional information about certain securities and investment techniques described in the Funds' Prospectuses.

TABLE OF CONTENTS


PART 1                                                                      PAGE
Definitions                                                                  b
Organization and History                                                     b
Investment Goals and Policies                                                c
Fundamental Investment Policies                                              c
Other Investment Policies                                                    d
Fund Charges and Expenses                                                    e
Investment Performance                                                       n
Custodian of the Funds                                                       p
Independent Auditors of the Funds                                            p

PART 2                                                                      PAGE
Miscellaneous Investment Practices                                            1
Taxes                                                                        13
Management of the Funds                                                      17
Determination of Net Asset Value                                             28
How to Buy Shares                                                            29
Special Purchase Programs/Investor Services                                  30
Programs for Reducing or Eliminating Sales Charges                           31
How to Sell Shares                                                           33
Distributions                                                                35
How to Exchange Shares                                                       35
Suspension of Redemptions                                                    35
Shareholder Liability                                                        35
Shareholder Meetings                                                         36
Performance Measures                                                         36
Appendix I                                                                   38
Appendix II                                                                  43

752-16/998P-1003

                                     PART 1
                       COLUMBIA HIGH YIELD MUNICIPAL FUND
                        COLUMBIA MANAGED MUNICIPALS FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2003

DEFINITIONS
"Trust"                              Columbia Funds Trust IX
"Fund" or "High Yield Fund"          Columbia High Yield Municipal Fund
"Fund" or "Managed Municipals Fund"  Columbia Managed Municipals Fund
"Advisor"                            Columbia Management Advisors, Inc.,
                                     the Fund's' investment advisor
"CFD"                                Columbia Funds Distributor, Inc. (formerly
                                     Liberty Funds Distributor, Inc.), the
                                     Fund's' distributor
"CFS"                                Columbia Funds Services, Inc. (formerly
                                     Liberty Funds Services, Inc.), the Fund's' shareholder services and transfer agent

ORGANIZATION AND HISTORY
The Trust is a Massachusetts business trust organized in 1987. Each Fund is an open-end diversified management investment company, representing the entire interest in a separate series of the Trust. The High Yield Fund commenced investment operations on March 5, 1984. The Managed Municipals Fund commenced investment operations on February 23, 1977.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

The Funds offer four classes of shares - Classes A, B, C and Z shares.

Prior to August 1, 2000, the High Yield Fund had a single class of shares. On that date, the outstanding shares of the High Yield Fund were converted into Class S, and the High Yield Fund commenced offering Class A shares. On July 15, 2002, the High Yield Fund added Class B and Class C shares and redesignated Class S shares as Class Z shares. Also on July 15, 2002, the High Yield Fund changed its name from "Stein Roe High-Yield Municipals Fund" to "Liberty High Yield Municipal Fund" and the High Yield Fund's Class A shares changed their name from "Liberty High Income Municipals Fund, Class A", to Class A shares. The High Yield Fund invested all of its assets in SR& F High Yield Municipals Portfolio as part of a master fund/feeder fund structure through July 15, 2002. Effective October 13, 2003, the High Yield Fund changed its name from "Liberty High Yield Municipal Fund" to its current name.

Prior to November 1, 2001, the Managed Municipals Fund had a single class of shares. On November 1, 2002, the Managed Municipals Fund added Class A, Class B and Class C shares. On July 15, 2002, the Managed Municipals Fund changed its name from "Stein Roe Managed Municipals Fund" to "Liberty Managed Municipals Fund". Also, on July 29, 2002, the Managed Municipals Fund's Class S shares were redesignated as Class Z shares. Effective October 13, 2003, the Managed Municipals Fund changed its name from "Liberty Managed Municipals Fund" to its current name.


                                       b

On February 1, 1996, the name of the Trust was changed to separate "SteinRoe" into two words. Effective October 18, 1999, the name of the Trust was changed from "Stein Roe Municipal Trust" to "Liberty-Stein Roe Funds Municipal Trust." Effective October 13, 2003, the name of the Trust was changed from "Liberty-Stein Roe Funds Municipal Trust" to its current name.

INVESTMENT GOALS AND POLICIES
The Prospectuses describe the Funds' investment goals, investment strategies and risks. Part 1 of this SAI includes additional information concerning, among other things, the investment policies of the Funds. Part 2 contains additional information about the following securities and investment techniques that may be utilized by each Fund (unless otherwise noted):

         Short-Term Trading
         Short Sales
         Lower-Rated Debt Securities (High Yield Fund only)
         Other Investment Companies
         Zero Coupon Securities (Zeros)
         Tender Option Bonds
         Pay-In-Kind (PIK) Securities (High Yield Fund only)
         Interfund Borrowing and Lending
         Forward Commitments ("When-Issued" and "Delayed Delivery" Securities) Repurchase Agreements
         Reverse Repurchase Agreements
         Line of Credit
         Options on Securities
         Futures Contracts and Related Options
         Participation Interests
         Stand-by Commitments
         Inverse Floaters (High Yield Fund only)
         Rule 144A Securities

Except as indicated below under "Fundamental Investment Policies," the Funds' investment policies are not fundamental and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940, as amended (1940 Act), provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

As fundamental policies, each Fund may not:

         (i) invest in a security if, with respect to 75% of its assets, as a result of such investment, more than 5% of its total assets (taken at market value at the time of investment) would be invested in the securities of any one issuer (for this purpose, the issuer(s) of a security being deemed to be only the entity or entities whose assets or revenues are subject to the principal and interest obligations of the security), other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities or repurchase agreements for such securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund (however, in the case of a guarantor of securities (including an issuer of a letter of credit), the value of the guarantee (or letter of credit) may be excluded from this computation if the aggregate value of securities owned by it and guaranteed by such guarantor (plus any other investments in securities issued by the guarantor) does not exceed 10% of its total assets);

         (ii) make loans, although it may (a) participate in an interfund lending program with other affiliated registered open-end investment companies provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets; (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;


                                       c

         (iii) borrow except from banks, other affiliated funds and other entities to the extent permitted by the 1940 Act;

         (iv) invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

         (v) purchase or sell commodities or commodities contracts or oil, gas, or mineral programs, except that it may enter into futures and options transactions;

         (vi) issue any senior security except to the extent permitted under the 1940 Act;

         (vii) purchase or sell real estate (other than Municipal Securities or money market securities secured by real estate or interests therein or such securities issued by companies which invest in real estate or interests therein); or

         (viii) act as an underwriter of securities, except that it may participate as part of a group in bidding, or bid alone, for the purchase of Municipal Securities directly from an issuer for its own portfolio.

OTHER INVESTMENT POLICIES
As non-fundamental investment policies, which may be changed without a shareholder vote, each Fund may not:

         (a) own more than 10% of the outstanding voting securities of an issuer;

         (b) invest in companies for the purpose of exercising control or management;

         (c) sell securities short unless (1) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or
(2) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that it may purchase standby commitments and securities subject to a demand feature entitling it to require sellers of securities to the Fund to repurchase them upon demand by the Fund and that transactions in options, futures, and options on futures are not treated as short sales;

         (d) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days; (High Yield Fund only)

         (e) invest more than 10% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days; (Managed Municipals Fund only)

         (f) invest more than 5% of its net assets (valued at time of investment) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange;

         (g) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

         (h) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

         (i) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities (this restriction does not apply to securities purchased on a when-issued or delayed-delivery basis or to reverse repurchase agreements), but it may make margin deposits in connection with futures and options transactions;

         (j) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it except (a) as may be necessary in connection with borrowings mentioned in (iv) above, and (b) it may enter into futures and options transactions;


                                       d

         (k) purchase any securities other than those described under "Investment Goals and Policies" (Managed Municipals Fund only);

         (l) purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers, directors or trustees of the Trust or of its investment adviser.

Notwithstanding the investment policies and restrictions of the Funds, each Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the 1940 Act's diversification requirement, an issuer is the entity whose revenues support the security.


FUND CHARGES AND EXPENSES


Under the High Yield Fund's Management Agreement, the High Yield Fund pays the Advisor a monthly fee based on average daily net assets of the High Yield Fund, determined at the close of each business day during the month at the following annual rates: 0.450% up to $100 million, 0.425% next $100 million and 0.400% thereafter. Under a separate agreement, the High Yield Fund pays the Advisor a monthly Administrative Fee based on average daily net assets at the close of each business day during the month at the following rates: 0.150% up to $100 million, 0.125% of the next $100 million and 0.100% thereafter.

Under the Managed Municipals Fund's Management Agreement, the Managed Municipals Fund pays the Advisor a monthly fee based on average daily net assets of the Managed Municipals Fund, determined at the close of each business day during the month at the following annual rates: 0.450% up to $100 million, 0.425% next $100 million, 0.400% of the next $800 million and 0.375% thereafter. Under a separate agreement, the Managed Municipals Fund pays the Advisor a monthly Administrative Fee based on average daily net assets at the close of each business day during the month at the following rates: 0.150% up to $100 million, 0.125% of the next $100 million, 0.100% of the next $800 million and 0.075% thereafter.

The Advisor is responsible for providing accounting and bookkeeping services to the Funds pursuant to an accounting and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement.

Under its accounting and bookkeeping agreement with the Funds, the Advisor receives from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-    An annual flat fee of $10,000, paid monthly; and

- In any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund that is determined by the following formula:

                  [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)


Each Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

Each Fund pays a shareholders' servicing and transfer agency fee to CFS as follows:

An annual open account fee of $28 per open account in an equity fund, $34 per open account in a fixed income fund, and $33.50 per open account in a money market fund plus a Fund's allocated share of reimbursement for the out-of-pocket expenses of CFS.

Prior to November 1, 2003, each Fund paid a shareholders' servicing and transfer agency fee to CFS as follows:

                                        e

- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus


- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus


- The Fund's allocated share of CFS's out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST.


RECENT FEES PAID TO THE ADVISOR, CFD AND CFS (dollars in thousands)

                                                                        HIGH YIELD FUND
                                                                      Year ended June 30,
                                                                      -------------------
                                                          2003               2002               2001
                                                          ----               ----               ----
Management fee                                          $1,395(a)          $ 956(b)          $1,040(b)
Administrative fee                                         414               294                315
Bookkeeping fee                                            125                82                 30
Shareholder services and transfer agency fee               603               335                367
12b-1 fees:
   Service fee (Class A)                                   142               (c)               (c)(d)
   Service fee (Class B)(d)                                105               ---                ---
   Service fee (Class C)(d)                                10                ---                ---
   Distribution fee (Class B)(d)                           392               ---                ---
   Distribution fee (Class C)(d)                           39                ---                ---
Fees waived by CFD (Class C)(d)                            (8)               ---                ---

(a) For the year ended June 30, 2003, $41,043 was paid from the SR&F High-Yield Municipals Portfolio (Portfolio) in which the Fund invested as a feeder fund in a master fund/feeder fund arrangement until July 15, 2002.
(b)  Paid from the Portfolio.
(c)  Rounds to less than one.
(d) Class A shares were initially offered on July 31, 2000 and Class B and C shares were initially offered on July 15, 2002.


                                                                    MANAGED MUNICIPALS FUND
                                                                      Year ended June 30,
                                                                      -------------------
                                                           2003              2002               2001
                                                           ----              ----               ----
Management fees                                           $2,020            $1,887             $1,930
Administrative fees                                          561               528                539
Bookkeeping fee                                              214               197                 35
Shareholder services and transfer agency fees                700               627                700
12b-1 fees:
   Service fee (Class A)(e)                                   74               ---                ---
   Service fee (Class B)(e)                                   13               ---                ---
   Service fee (Class C)(e)                                    2               ---                ---
   Distribution fee (Class B)(e)                              47               ---                ---
   Distribution fee (Class C)(e)                               7               ---                ---
Fees waived by CFD (Class C)(e)                               (7)              ---                ---


(e) Class A, B and C shares were initially offered on November 1, 2002.

                                       f
                                       g

BROKERAGE COMMISSIONS (dollars in thousands)


                                                                       HIGH YIELD FUND
                                                                     Year ended June 30,
                                                         2003               2002             2001
                                                         ----               ----             ----
Total commissions                                         $18                $5                $ 4
Directed transactions (f)                                   0                 0             46,258
Commissions on directed transactions                        0                 0                  1


                                                                   MANAGED MUNICIPALS FUND
                                                                     Year ended June 30,
                                                                     -------------------
                                                         2003               2002               2001
                                                         ----               ----               ----
Total commissions                                         $25                $7                 $0
Directed transactions (f)                                   0                 0                  0
Commissions on directed transactions                        0                 0                  0
                                                            0



(f) See "Management of the Funds - Portfolio Transactions - Brokerage and research services" in Part 2 of this SAI.


TRUSTEES AND TRUSTEES' FEES


Columbia Funds Complex consists of the following funds (the "Funds"):



The series of Columbia Funds Trust I, the series of Columbia Funds Trust II, the series of Columbia Funds Trust III, the series of Columbia Funds Trust IV, the series of Columbia Funds Trust V, the series of Columbia Funds Trust VI, the series of Columbia Funds Trust VII, the series of Liberty Variable Investment Trust and 9 closed-end or interval management investment company portfolios. (For purposes of this Trustees and Trustees' Fees section only, the "Liberty Funds").



The series of Columbia Funds Trust VIII, the series of Columbia Funds Trust IX, the series of Columbia Funds Trust XI, the series of SteinRoe Variable Investment Trust and 3 closed-end management investment company portfolios. (For purposes of this Trustees and Trustees' Fees section only, the "Stein Roe Funds").



Two closed-end management investment company portfolios named Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (For purposes of this Trustees and Trustees' Fees section only, the "All-Star Funds").



Columbia Management Multi-Strategy Hedge Fund, LLC.



Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Growth Fund, Inc., Columbia High Yield Fund, Inc., Columbia International Stock Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Value Fund, Inc., Columbia Technology Fund, Inc. and the series of CMG Fund Trust. (For purposes of this Trustees and Trustees' Fees section only, the "Columbia Funds").


The series of The Galaxy Fund. (For purposes of this Trustees and Trustees' Fees section only, the Galaxy Funds").


The series of Columbia Acorn Trust and the series of Wanger Advisors Trust. (For purposes of this Trustees and Trustees' Fees section only, the "Acorn Funds" and "WAT Funds", respectively).


The Advisor or its affiliates pay the compensation of all the officers of the Funds in the Columbia Funds Complex, including the Trustees who are affiliated with the Advisor. For the fiscal year ended June 30, 2003 and the calendar year ended December 31, 2002, the Trustees received the following compensation for serving as Trustees:





                                       h

                                                                                                  Total Compensation
                                                        Aggregate              Aggregate               from the
                                   Pension or       Compensation from      Compensation from        Columbia Funds
                                   Retirement      the High Yield Fund        the Managed        Complex Paid to the
                                Benefits Accrued   for the Fiscal Year    Municipals Fund for     Trustees for the
                                as part of Fund           Ended          the Fiscal Year Ended   Calendar Year Ended
Trustee(g)                        Expenses(h)         June 30, 2003          June 30, 2003       December 31, 2002(g)
----------                        -----------         -------------          -------------       --------------------
John A. Benning                       N/A                   N/A                    N/A                  $12,306
Robert J. Birnbaum                    N/A                   N/A                    N/A                   24,806
Tom Bleasdale(i)                      N/A                   N/A                    N/A                   51,500
Lora S. Collins(i)                    N/A                   N/A                    N/A                   96,000
James E. Grinnell(i)                  N/A                   N/A                    N/A                   24,806
Douglas A. Hacker                     N/A                $1,321                 $1,771                   98,000
Janet Langford Kelly                  N/A                 1,256                  1,688                   97,000
Richard W. Lowry                      N/A                 1,307                  1,758                  124,806
Salvatore Macera(j)                   N/A                 1,321                  1,771                   98,000
William E. Mayer                      N/A                 1,307                  1,758                  127,806
James L. Moody, Jr.(i)                N/A                   N/A                    N/A                   91,000
Charles R. Nelson                     N/A                 1,321                  1,771                  120,182
John J. Neuhauser                     N/A                 1,323                  1,773                  124,974
Joseph R. Palombo(k)                  N/A                   N/A                    N/A                      N/A
Patrick J. Simpson                    N/A                   N/A                    N/A                   57,000
Thomas E. Stitzel                     N/A                 1,256                  1,688                   98,000
Thomas C. Theobald                    N/A                 1,307(l)               1,758(l)               102,000
Anne-Lee Verville(m)                  N/A                 1,372                  1,841                  102,000
Richard L. Woolworth                  N/A                   N/A                    N/A                   57,000






(g) As of December 31, 2002, the Columbia Funds Complex consisted of 120 open-end and 14 closed-end management investment company portfolios. As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth, then directors/trustees of the Columbia Funds, were appointed to the board of trustees of the Liberty Funds and Stein Roe Funds. Also effective October 8, 2003, the trustees of the Liberty Funds and the Stein Roe Funds were elected as directors/trustees of the Columbia Funds. A single combined board of trustees/directors now oversees all of the Liberty Funds, Stein Roe Funds and Columbia Funds. The All-Star Funds, the Columbia Management Multi-Strategy Hedge Fund, LLC, the Galaxy Funds, the Acorn Funds and the WAT Funds each have separate boards of trustees/directors.



(h) The Funds do not currently provide pension or retirement plan benefits to the Trustees.



(i) In connection with the combination of the Liberty Funds and Stein Roe Funds boards of trustees, Messrs. Bleasdale, Grinnell, Moody and Ms. Collins received $154,500, $75,000, $182,000, and $192,000, respectively, for retiring prior to their respective board's mandatory retirement age. This payment continued for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001 and ended on October 1, 2002, were paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Funds in the Columbia Funds Complex at the time each bore one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc.
     (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Columbia Funds Complex portion of the payments was allocated among the Columbia Funds Complex based on each fund's share of the Trustee fees for 2000.



(j) Mr. Macera retired as a Trustee from the Board of Trustees effective June 18, 2003.

(k) Mr. Palombo does not receive compensation because he is an employee of the Advisor. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.



(l) During the fiscal year ended June 30, 2003, Mr. Theobald deferred $360 and $457 of his compensation from the High Yield Fund and Managed Municipals Fund, respectively, pursuant to the deferred compensation plan. At December 31, 2002, the value of Mr. Theobald's account under that plan was $0.



(m) During the fiscal year ended June 30, 2003, Ms. Verville deferred $647 and $647 of her compensation from the High Yield Fund and Managed Municipals Fund, respectively. In the calendar year ended December 31, 2002, she deferred $51,000 of her total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2002, the value of Ms. Verville's account under that plan was $284,016.





ROLE OF THE BOARD OF TRUSTEES


         The Trustees of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers for the Funds and review the Funds' performance. The Trustees have created several committees to perform specific functions for the Funds.


AUDIT COMMITTEE


         Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Funds. Prior to October 8, 2003, Ms. Verville and Messrs. Hacker, Nelson and Neuhauser were members of the Audit Committee of the Board of Trustees of the Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. In the fiscal year ended June 30, 2003, the Audit Committee convened ten times.


GOVERNANCE COMMITTEE


         Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. Prior to October 8, 2003, Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald were members of the Governance Committee of the Board of Trustees of the Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. In the fiscal year ended June 30, 2003, the Governance Committee convened three times.


ADVISORY FEES & EXPENSES COMMITTEE


         Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees and Expenses Committee of the Board of Trustees of the Funds. Prior to October 8, 2003, Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald were members of the Advisory Fees and Expenses Committee of the Board of Trustees of the Funds. The Advisory Fees and Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended June 30, 2003, the Advisory Fees and Expenses Committee convened three times.





                                       j

SHARE OWNERSHIP


         The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2002 (i) in each Fund and
(ii) in the Funds in the Columbia Funds Complex.



                                                                                              Aggregate Dollar Range of Equity
                                                                                                Securities Owned in All Funds
                                       Dollar Range of Equity    Dollar Range of Equity             Overseen by Trustee in
                                      Securities Owned in the   Securities Owned in the                 Columbia Funds
          Name of Trustee                 High Yield Fund        Managed Municipals Fund                  Complex
          ---------------                 ---------------        -----------------------                  -------
DISINTERESTED TRUSTEES
Douglas A. Hacker                                $0                 $              0                      Over $100,000
Janet Langford Kelly                             $0                 $              0                      Over $100,000
Richard W. Lowry                                 $0                 $              0                      Over $100,000
Salvatore Macera                                 $0                 $              0                 $50,001 - $100,000
Charles R. Nelson                                $0                 $50,001-$100,000                      Over $100,000
John J. Neuhauser                                $0                 $              0                      Over $100,000
Patrick J. Simpson                               $0                 $              0                      Over $100,000
Thomas E. Stitzel                                $0                 $              0                 $50,001 - $100,000
Thomas C. Theobald                               $0                 $              0                      Over $100,000
Anne-Lee Verville (n)                            $0                 $              0                 $                0
Richard L. Woolworth                             $0                 $              0                 $   10,001-$50,000

INTERESTED TRUSTEES
William E. Mayer                                 $0                 $              0                 $50,001 - $100,000
Joseph R. Palombo                                $0                 $              0                 $      1 - $10,000






(n) Ms. Verville's share ownership in the Columbia Funds Complex is through her deferred compensation plan.



OWNERSHIP OF THE FUNDS



As of record on September 30, 2003, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding of each of Class A, Class B, Class C and Class Z shares of each Fund.



As of record on September 30, 2003, the following shareholders of record owned 5% or more of one or more of each class of the Funds' then outstanding shares:



HIGH YIELD FUND



Class B

Merrill Lynch, Pierce Fenner & Smith, Inc.                                      8.24%
For the sole benefit of its customers
Attn: Fund Administration #97171
4800 Deer Lake Drive E., 2nd Floor
Jacksonville, FL 32246-6484


                                       k

Class C

Merrill Lynch, Pierce Fenner & Smith, Inc.                                     20.62%
For the sole benefit of its customers
Attn: Fund Administration #97RE4
4800 Deer Lake Drive E., 2nd Floor
Jacksonville, FL 32246-6484

LPL Financial Services                                                          5.46%
A/C 3524-8706
9785 Towne Centre Drive
San Diego, CA  92121-1968

Class Z

Fleet National Bank                                                            19.51%
FBO Liberty Omnibus C/C
Attn: Various Accounts
P.O. Box 92800
Rochester, NY  14692-8900

Fleet National Bank                                                            11.72%
FBO Liberty Omnibus C/C
Attn: Various Accounts
P.O. Box 92800
Rochester, NY  14692-8900

Charles Schwab & Co., Inc.                                                      9.40%
Special Custody Account for the Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

MANAGED MUNICIPALS FUND

Class Z

Charles Schwab & Co., Inc.                                                      6.61%
Special Custody Account for the Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122





                                       l

SALES CHARGES (dollars in thousands)



                                                                                   HIGH YIELD FUND
                                                                                    Class A Shares
                                                                                 Year ended June 30,
                                                                    2003                 2002               2001(o)
                                                                    ----                 ----               -------
Aggregate initial sales charges on Fund share sales                 $164                  $0                  $0
Initial sales charges retained by CFD                                 18                   0                   0
Aggregate contingent deferred sales charges (CDSC)
   on Fund redemptions retained by CFD                               (p)                   0                   0



                                                                                  Class B Shares(o)
                                                                                 Year ended June 30,
                                                                    2003                 2002                2001
                                                                    ----                 ----                ----
Aggregate CDSC on Fund redemptions retained by CFD                   $91                  ---                 ---



                                                                                  Class C Shares(o)
                                                                                 Year ended June 30,
                                                                    2003                 2002                2001
                                                                    ----                 ----                ----
Aggregate CDSC on Fund redemptions retained by CFD                   (p)                  ---                 ---



(o) Class A shares were initially offered on July 31, 2000 and Class B and C shares were initially offered on July 15, 2002.



(p)  Rounds to less than one.



                                                                               MANAGED MUNICIPALS FUND
                                                                                  Class A Shares(q)
                                                                                 Year ended June 30,
                                                                    2003                 2002                2001
                                                                    ----                 ----                ----
Aggregate initial sales charges on Fund share sales                  $21                 ---                  ---
Initial sales charges retained by CFD                                  3                 ---                  ---
Aggregate contingent deferred sales charges (CDSC)
   on Fund redemptions retained by CFD                                (r)                ---                  ---



                                                                                  Class B Shares(q)
                                                                                 Year ended June 30,
                                                                    2003                 2002                2001
                                                                    ----                 ----                ----
Aggregate CDSC on Fund redemptions retained by CFD                   $14                 ---                  ---



                                                                                  Class C Shares(q)
                                                                                 Year ended June 30,
                                                                    2003                 2002                2001
                                                                    ----                 ----                ----
Aggregate CDSC on Fund redemptions retained by CFD                   $2                  ---                  ---



(q)  Class A, B and C shares were initially offered on November 1, 2002.



(r)  Rounds to less than one.


12B-1 PLAN, CDSCS AND CONVERSION OF SHARES


Each Fund offers four classes of shares - Class A, Class B, Class C and Class Z. The Funds may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (Plan) for the Funds pursuant to Rule 12b-1 under the 1940 Act for each class except for Class Z. Under the Plan, the High Yield Fund pays CFD monthly a service fee at an annual rate of 0.20% of net assets attributed to Class A, Class B and Class C shares and the Managed Municipals Fund pays CFD monthly a service fee at an annual rate of 0.25% of net assets attributed to Class A, Class B and Class C shares, although the Managed Municipals Fund will limit the payment to 0.10% on net assets attributable to shares of the Liberty Ohio Tax-Exempt Fund issued prior to December 1994, and 0.25% on net assets attributable to all other shares issued and outstanding thereafter. This arrangement results in a rate of service fee that is a blend between the 0.10% and 0.25% rates. The High Yield Fund also pays CFD monthly a distribution fee at an annual rate of


                                       m

0.75% of average daily net assets attributed to Class B and Class C shares. The Managed Municipals Fund also pays CFD monthly a distribution fee at an annual rate of 0.75% of average daily net assets attributed to Class B and Class C shares. CFD has voluntarily agreed to waive a portion of the High Yield Fund's Class C shares distribution fee so that it does not exceed 0.60% annually. CFD has voluntarily agreed to waive a portion of the Managed Municipals Fund's Class C shares distribution fee so that it does not exceed 0.45% annually. CFD may terminate these waivers at any time without shareholder approval. CFD may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CFD's expenses, CFD may realize a profit from the fees



The Plan authorizes any other payments by the Funds to CFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of the Funds' shares.



The Trustees believe the Plan could be a significant factor in the growth and retention of each Fund's assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of the Funds' shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust are effected by such disinterested Trustees.



Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed for periods up to six years after purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC if redeemed within one year after purchase. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs and initial sales charges are described in the Prospectuses.





No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.


SALES-RELATED EXPENSES (dollars in thousands) of CFD relating to the Class A, B and C shares of the Funds were:



                                                                                      HIGH YIELD FUND
                                                                                 Year ended June 30, 2003
                                                              Class A Shares           Class B Shares           Class C Shares
Fees to FSFs                                                       $218                    $355                       $61
Cost of sales material relating to the Fund
   (including printing and mailing expenses)                         10                       9                         7
Allocated travel, entertainment and other
   promotional expenses (including advertising)                      32                      28                        22



                                                                                 MANAGED MUNICIPALS FUND
                                                                                 Year ended June 30, 2003
                                                              Class A Shares           Class B Shares           Class C Shares
Fees to FSFs                                                       $90                      $25                       $13
Cost of sales material relating to the Fund
   (including printing and mailing expenses)                         2                        1                         1


                                       n

Allocated travel, entertainment and other
   promotional expenses (including advertising)                      7                        2                         2





INVESTMENT PERFORMANCE


The Funds' 30-day yields on June 30, 2003 were:



                                                               HIGH YIELD FUND
                                                               ---------------
                                  Class A Shares     Class B Shares      Class C Shares     Class Z Shares
                                  --------------     --------------      --------------     --------------
Yield                                 4.34%               3.81%              3.96%               4.76%
Tax-Equivalent Yield (s)              7.07%               6.21%              6.45%               7.75%



                                                            MANAGED MUNICIPALS FUND
                                                            -----------------------
                                  Class A Shares     Class B Shares      Class C Shares     Class Z Shares
                                  --------------     --------------      --------------     --------------
Yield                                 2.92%               2.31%              2.62%               3.28%
Tax-Equivalent Yield (s)              4.76%               3.76%              4.27%               5.34%



(s)  Assuming a 38.6% tax rate.



Each Fund's average annual total returns at June 30, 2003, were:



                                                                                 HIGH YIELD FUND
                                                                                 Class A Shares
                                                                                 ---------------
                                                                      1 Year        5 Years(t)       10 Years(t)
                                                                      ------        ----------       -----------
With sales charge of 4.75%                                            1.53%            3.56%            5.11%
Return after taxes on distributions                                   1.53%            3.56%            5.03%
Return after taxes on distributions and sale of the Fund shares       3.37%            3.93%            5.16%

Without sales charge                                                  6.58%            4.58%            5.62%
Return after taxes on distributions                                   6.58%            4.58%            5.54%
Return after taxes on distributions and sale of the Fund shares       6.60%            4.78%            5.62%



                                                                               Class B Shares(u)
                                                                               -----------------
                                                                      1 Year          5 Years         10 Years
                                                                      ------          -------         --------
With applicable CDSC                                                  0.79%            4.10%            5.54%
Return after taxes on distributions                                   0.79%            4.10%            5.46%
Return after taxes on distributions and sale of the Fund shares       2.74%            4.38%            5.54%

Without CDSC                                                          5.79%            4.42%            5.54%
Return after taxes on distributions                                   5.79%            4.42%            5.46%
Return after taxes on distributions and sale of the Fund shares       5.81%            4.63%            5.54%


                                       o

                                                                              Class C Shares(u)(v)
                                                                              --------------------
                                                                      1 Year          5 Years         10 Years
                                                                      ------          -------         --------
With applicable CDSC                                                  4.94%            4.45%            5.56%
Return after taxes on distributions                                   4.94%            4.45%            5.48%
Return after taxes on distributions and sale of the Fund shares       5.34%            4.66%            5.55%

Without CDSC                                                          5.94%            4.45%            5.56%
Return after taxes on distributions                                   5.94%            4.45%            5.48%
Return after taxes on distributions and sale of the Fund shares       5.96%            4.66%            5.55%



                                                                                  Class Z Shares
                                                                                  --------------
                                                                      1 Year          5 Years         10 Years
                                                                      ------          -------         --------
Return before taxes                                                   6.82%            4.74%            5.70%
Return after taxes on distributions                                   6.82%            4.74%            5.63%
Return after taxes on distributions and sale of the Fund shares       6.84%            4.95%            5.70%



(t) Class A is a newer class of shares. Its performance information includes returns of the Fund's Class Z shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class Z shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class Z shares were initially offered on March 5, 1984, and Class A shares were initially offered on July 31, 2000.



(u) Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class A shares from July 31, 2000 (Class A's inception) to July 15, 2002 (inception of Class B and Class C shares). Their performance information prior to July 31, 2000 includes returns of the Fund's Class Z shares (the oldest existing fund class). These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A or Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class Z shares were initially offered on March 5, 1984, Class A shares were initially offered on July 31, 2000, and Class B and Class C shares were initially offered on July 15, 2002.



(v) Performance results reflect any waiver or reimbursement by the Advisor or its affiliates of expenses. Absent this waiver or reimbursement arrangement, performance results would have been lower. See the Prospectus for details.



                                                                          MANAGED MUNICIPALS FUND
                                                                             Class A shares(w)
                                                                             -----------------
                                                                     1 Year         5 Years        10 Years
                                                                     ------         -------        --------
With Sales Charge                                                    4.10%           4.92%           5.43%
Return After Taxes on Distributions                                  4.10%           4.69%           5.25%
Return After Taxes on Distributions and Sale of fund shares          4.14%           4.80%           5.28%

Without Sales Charge                                                 9.33%           5.95%           5.95%
Return After Taxes on Distributions                                  9.33%           5.72%           5.77%
Return After Taxes on Distributions and Sale of fund shares          7.43%           5.67%           5.73%



                                                                             Class B shares(w)
                                                                             -----------------
                                                                     1 Year         5 Years        10 Years
                                                                     ------         -------        --------
With Sales Charge                                                    3.80%           5.53%           5.90%
Return After Taxes on Distributions                                  3.80%           5.29%           5.72%
Return After Taxes on Distributions and Sale of fund shares          3.84%           5.31%           5.68%

Without Sales Charge                                                 8.80%           5.85%           5.90%
Return After Taxes on Distribution                                   8.80%           5.61%           5.72%
Return After Taxes on Distributions and Sale of fund shares          6.91%           5.57%           5.68%


                                       p

                                                                             Class C shares(w)(x)
                                                                     1 Year         5 Years        10 Years
                                                                     ------         -------        --------
With Sales Charge                                                    8.01%           5.89%           5.92%
Return After Taxes on Distributions                                  8.01%           5.66%           5.74%
Return After Taxes on Distributions and Sale of fund shares          6.50%           5.61%           5.70%

Without Sales Charge                                                 9.01%           5.89%           5.92%
Return After Taxes on Distributions                                  9.01%           5.66%           5.74%
Return After Taxes on Distributions and Sale of fund shares          7.12%           5.61%           5.70%



                                                                                Class Z shares
                                                                     1 Year         5 Years        10 Years
                                                                     ------         -------        --------
Return Before Taxes                                                  9.50%           5.98%           5.97%
Return After Taxes on Distributions                                  9.50%           5.75%           5.78%
Return After Taxes on Distribution and Sale of Fund Shares           7.60%           5.70%           5.75%



(w) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class Z shares (the oldest existing fund class) for periods prior to their inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A, Class B and Class C shares were initially offered on November 1, 2002, and Class Z shares were initially offered on February 23, 1977.



(x) Performance results reflect any waiver or reimbursement by the Advisor or its affiliates of expenses. Absent this waiver or reimbursement arrangement, performance results would have been lower. See the Prospectus for details.


See Part 2 of this SAI, "Performance Measures," for how calculations are made.


CUSTODIAN OF THE FUNDS



State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, is the Funds' custodian. The custodian is responsible for safeguarding the Funds' cash and securities, receiving and delivering securities and collecting the Funds' interest and dividends.



INDEPENDENT AUDITORS OF THE FUNDS



Ernst & Young LLP, located at 200 Clarendon Street, Boston MA 02116, are the independent auditors for the Funds and formerly of the Portfolio. The auditors provide audit services, assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights in the Prospectuses have been so included, in reliance upon the reports of Ernst & Young LLP given on the authority of said firm as experts in accounting and auditing.


                                       q

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2


The following information applies generally to most funds advised by the Advisor. "Funds" include each series of Columbia Funds Trust I (formerly Liberty Funds Trust I), Columbia Funds Trust II (formerly Liberty Funds Trust II), Columbia Funds Trust III (formerly Liberty Funds Trust III), Columbia Funds Trust IV (formerly Liberty Funds Trust IV), Columbia Funds Trust V (formerly Liberty Funds Trust V), Columbia Funds Trust VI (formerly Liberty Funds Trust
VI), Columbia Funds Trust VII (formerly Liberty Funds Trust VII), Columbia Funds Trust VIII (formerly Liberty-Stein Roe Funds Income Trust), Columbia Funds Trust IX (formerly Liberty-Stein Roe Funds Municipal Trust) and Columbia Funds Trust XI (formerly Liberty-Stein Roe Funds Investment Trust). In certain cases, the discussion applies to some, but not all, of the Funds, and you should refer to your Fund's Prospectus and to Part 1 of this Statement of Additional Information
(SAI) to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.


MISCELLANEOUS INVESTMENT PRACTICES

PART 1 OF THIS SAI LISTS ON PAGE B WHICH OF THE FOLLOWING INVESTMENT PRACTICES ARE AVAILABLE TO YOUR FUND. IF AN INVESTMENT PRACTICE IS NOT LISTED IN PART 1 OF THIS SAI, IT IS NOT APPLICABLE TO YOUR FUND.

SHORT-TERM TRADING


In seeking the Fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the Fund may have owned the security. From time to time, the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. The Fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund's portfolio.



SHORT SALES



A Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.



LOWER-RATED DEBT SECURITIES



Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,



1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;



2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;


3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the Fund's achievement of its investment goal; and



4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.



In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.


SMALL COMPANIES

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

FOREIGN SECURITIES


The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.



The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the Fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.



The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.


OTHER INVESTMENT COMPANIES


The Fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.


ZERO COUPON SECURITIES (ZEROS)


The Fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.


STEP COUPON BONDS (STEPS)

The Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.


TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES


The Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.


MONEY MARKET INSTRUMENTS


GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSITS are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is a promissory note issued by a business to finance short-term needs (including promissory notes with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the Fund would be allowed to invest in directly.


SECURITIES LOANS


The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.



INTERFUND BORROWING AND LENDING

The Fund may lend money to and borrow money from other affiliated registered open-end investment companies. The Fund may borrow through the program when the Advisor believes borrowing is appropriate and the costs are equal to or lower than the costs of bank loans. When borrowing money, the Fund is subject to the risk that the securities the Fund acquires with the borrowed money or would otherwise have sold will decline in value. When lending money, the Fund is subject to the risk that the borrower will be unwilling or unable to make timely payments of interest or principal.


FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)


The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.


MORTGAGE DOLLAR ROLLS


In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Fund from the transaction.


MORTGAGE-BACKED SECURITIES


Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.


NON-AGENCY MORTGAGE-BACKED SECURITIES


The Fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the Fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy, and the Fund may incur a loss.

ASSET-BACKED SECURITIES



Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.


REPURCHASE AGREEMENTS


The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.


REVERSE REPURCHASE AGREEMENTS


In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.



LINE OF CREDIT
The Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowings may be preferable to liquidation of portfolio securities.


OPTIONS ON SECURITIES


WRITING COVERED OPTIONS. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund's investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.



The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.



The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.



The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.



If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.



PURCHASING PUT OPTIONS. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.



PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.



OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund's Prospectus) of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.



RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.



When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.



The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.



If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.



A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund's ability to realize its profits or limit its losses.



Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.


Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS


Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated Fund.


A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).


Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.


Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.


Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."


The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.



OPTIONS ON FUTURES CONTRACTS. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.


As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.



RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.



Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.


There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.


To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.



USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The Funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.


In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.


INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.



There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.



Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.


In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.


OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.


FOREIGN CURRENCY TRANSACTIONS

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.



The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.



The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.



For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.



When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.


The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.


It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.



Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.


CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.


A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.


At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.



Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.


CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.


The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.


The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.


SETTLEMENT PROCEDURES. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.



FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.


MUNICIPAL LEASE OBLIGATIONS

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

PARTICIPATION INTERESTS


The Fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS


When the Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.



The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund portfolio will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.


INVERSE FLOATERS

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

RULE 144A SECURITIES


The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


TAXES


In this section, all discussions of taxation at the shareholder and fund levels relate to U.S. federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

FEDERAL TAXES. The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders, except to the extent they were treated as "qualified dividend income," as described below.


ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.


DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.


RETURN OF CAPITAL DISTRIBUTIONS. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.


FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.



FUND DISTRIBUTIONS. Distributions from the Fund (other than qualified dividend income and exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 15% for taxable years beginning on or before December 31, 2008.



Distributions will be taxed as described above whether received in cash or in Fund shares. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.



QUALIFIED DIVIDEND INCOME. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain.

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.



In general, distributions of investment income properly designated as derived from qualified dividend income may be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to his or her shares. Only qualified dividend income received by a fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.


DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.


Income from certain "private activity bonds" issued after August 7, 1986, are treated as a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.



Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15% tax rate for shareholders who are individuals) regardless of the length of time Fund shares are held.



A tax-exempt Fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of more than one year is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").


Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the Fund.



SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from the Fund's investments other than tax-exempt instruments may give rise to taxable income. The Fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of Fund shares to the extent of tax-exempt dividends paid during that period. A shareholder who borrows money to purchase the Fund's shares will not be able to deduct the interest paid with respect to such borrowed money.



SALES OF SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than one year, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.



Under recently promulgated Treasury regulations, if on a disposition of Fund shares a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.



BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the Fund. This number and certification may be provided by either a Form W-9 or the accompanying application. In certain instances, CFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.



EXCISE TAX. To the extent that the Fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.



TAX ACCOUNTING PRINCIPLES. To qualify as a "regulated investment company," the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities); and (c) distribute at least 90% of both its ordinary income (inclusive of net short-term capital gains) and its tax-exempt interest income earned each year.



HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.



SECURITIES ISSUED AT A DISCOUNT. The Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.



FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.



If more than 50% of the Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the Fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, including a holding period requirement , as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.



Investment by the Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the Fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.



MANAGEMENT OF THE FUNDS

The Advisor provides administrative and management services to the Funds. On April 1, 2003, Fleet Investment Advisors Inc., Stein Roe & Farnham Incorporated, Colonial Management Associates, Inc. and Newport Pacific Management, Inc. ("NPMI"), merged into Columbia Management Advisors, Inc. Each of the four merging companies was a registered investment advisor and advised various funds in the Columbia Funds Complex. The Advisor, located at 100 Federal Street, Boston, Massachusetts 02110, is a direct wholly owned subsidiary of Columbia Management Group, Inc. ("Columbia"), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The Advisor is the surviving company in these mergers and is now the investment advisor. The Advisor has been an investment advisor since 1969.



In addition, immediately prior to the mergers described above and also on April 1, 2003, Newport Fund Management, Inc. ("NFMI"), a subsidiary of NPMI and a registered investment advisor that advised several funds in the Columbia Funds Complex, merged into NPMI. As a result of NPMI's merger into the Advisor, the Advisor is now the advisor to the Funds previously advised by NFMI.

TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)



The Trustees and officers serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.



                                                                                                 Number of
                                                                                               Portfolios in
                                                                                                 Columbia
                                          Year First                                              Funds
                               Position   Elected or                                              Complex
      Name, Address              with    Appointed to         Principal Occupation(s)             Overseen    Other Directorships
         and Age                 Funds     Office(1)          During Past Five Years             by Trustee           Held
         -------                 -----     ---------          ----------------------             ----------   -------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker (Age 48)     Trustee       1996      Executive Vice President - Strategy of       124              None
P.O. Box 66100                                         United Airlines (airline) since
Chicago, IL 60666                                      December, 2002 (formerly President of
                                                       UAL Loyalty Services (airline) from
                                                       September, 2001 to December, 2002;
                                                       Executive Vice President and Chief
                                                       Financial Officer of United Airlines
                                                       from March, 1993 to September, 2001;
                                                       Senior Vice President and Chief
                                                       Financial Officer of UAL, Inc. prior
                                                       thereto).

Janet Langford Kelly (Age 45)  Trustee       1996      Chief Administrative Officer and             124              None
3100 West Beaver Road                                  Senior Vice President, Kmart Holding
Troy, MI 48084-3163                                    Corporation since September, 2003
                                                       (formerly Executive Vice;
                                                       President-Corporate Development and
                                                       Administration, General Counsel and
                                                       Secretary, Kellogg Company (food
                                                       manufacturer), from September, 1999 to
                                                       August, 2003; Senior Vice President,
                                                       Secretary and General Counsel, Sara
                                                       Lee Corporation (branded, packaged,
                                                       consumer-products manufacturer) from
                                                       January, 1995 to September, 1999).

                                                                                                 Number of
                                                                                               Portfolios in
                                                                                                 Columbia
                                          Year First                                              Funds
                               Position   Elected or                                              Complex
      Name, Address              with    Appointed to         Principal Occupation(s)             Overseen    Other Directorships
         and Age                 Funds     Office(1)          During Past Five Years             by Trustee           Held
         -------                 -----     ---------          ----------------------             ----------   -------------------
DISINTERESTED TRUSTEES

Richard W. Lowry (Age 67)      Trustee       1995      Private Investor since August, 1987          126(3)           None
10701 Charleston Drive                                 (formerly Chairman and Chief Executive
Vero Beach, FL 32963                                   Officer, U.S. Plywood Corporation
                                                       (building products manufacturer)).

Charles R. Nelson (Age 61)     Trustee       1981      Professor of Economics, University of        124              None
Department of Economics                                Washington, since January, 1976; Ford
University of Washington                               and Louisa Van Voorhis Professor of
Seattle, WA 98195                                      Political Economy, University of
                                                       Washington, since September, 1993;
                                                       Director, Institute for Economic
                                                       Research, University of Washington,
                                                       since September, 2001; Adjunct
                                                       Professor of Statistics, University of
                                                       Washington, since September, 1980;
                                                       Associate Editor, Journal of Money
                                                       Credit and Banking, since September,
                                                       1993; consultant on econometric and
                                                       statistical matters.

                                                                                                 Number of
                                                                                               Portfolios in
                                                                                                 Columbia
                                          Year First                                              Funds
                               Position   Elected or                                              Complex
      Name, Address              with    Appointed to         Principal Occupation(s)             Overseen    Other Directorships
         and Age                 Funds     Office(1)          During Past Five Years             by Trustee           Held
         -------                 -----     ---------          ----------------------             ----------   --------------------
DISINTERESTED TRUSTEES

John J. Neuhauser (Age 60)     Trustee       1985      Academic Vice President and Dean of         127(3,4)     Saucony, Inc.
84 College Road                                        Faculties since August, 1999, Boston                   (athletic footwear);
Chestnut Hill, MA 02467-3838                           College (formerly Dean, Boston College                   SkillSoft Corp.
                                                       School of Management from September,                       (E-Learning)
                                                       1977 to September, 1999).

Patrick J. Simpson (Age 58)    Trustee       2000      Partner, Perkins Coie L.L.P. (formerly       124              None
1211 S.W. 5th Avenue                                   Partner, Stoel Rives Boley Jones &
Suite 1500                                             Grey).
Portland, OR 97204

Thomas E. Stitzel (Age 67)     Trustee       1998      Business Consultant since 1999               124              None
2208 Tawny Woods Place                                 (formerly Professor of Finance from
Boise, ID  83706                                       1975 to 1999 and Dean from 1977 to
                                                       1991, College of Business, Boise State
                                                       University); Chartered Financial
                                                       Analyst.

                                                                                                 Number of
                                                                                               Portfolios in
                                                                                                 Columbia
                                          Year First                                               Funds
                               Position   Elected or                                              Complex
      Name, Address              with    Appointed to         Principal Occupation(s)             Overseen    Other Directorships
         and Age                 Funds     Office(1)          During Past Five Years             by Trustee           Held
         -------                 -----     ---------          ----------------------             ----------   ---------------------
DISINTERESTED TRUSTEES

Thomas C. Theobald (Age 66)    Trustee       1996      Managing Director, William Blair             124       Anixter International
27 West Monroe Street,                                 Capital Partners (private equity                         (network support
Suite 3500                                             investing) since September, 1994                             equipment
Chicago, IL 60606                                      (formerly Chief Executive Officer and                       distributor),
                                                       Chairman of the Board of Directors,                     Jones Lang LaSalle
                                                       Continental Bank Corporation prior                         (real estate
                                                       thereto).                                              management services)
                                                                                                              and MONY Group (life
                                                                                                                   insurance).

Anne-Lee Verville (Age 58)     Trustee       1998      Author and speaker on educational            125(4)    Chairman of the Board
359 Stickney Hill Road                                 systems needs (formerly General                         of Directors, Enesco
Hopkinton, NH  03229                                   Manager, Global Education Industry                           Group, Inc.
                                                       from 1994 to 1997, and President,                       (designer, importer
                                                       Applications Solutions Division from                    and distributor of
                                                       1991 to 1994, IBM Corporation (global                      giftware and
                                                       education and global applications)).                       collectibles).

Richard L. Woolworth (Age 62)  Trustee       1991      Chairman and Chief Executive Officer,        124          NW Natural (a
100 S.W. Market Street #1500                           The Regence Group (healthcare                           natural gas service
Portland, OR 97207                                     maintenance organization) (formerly                          provider)
                                                       Chairman and Chief Executive Officer,
                                                       BlueCross BlueShield of Oregon;
                                                       Certified Public Accountant, Arthur
                                                       Young & Company)

                                                                                                 Number of
                                                                                               Portfolios in
                                                                                                 Columbia
                                          Year First                                              Funds
                               Position   Elected or                                              Complex
      Name, Address              with    Appointed to         Principal Occupation(s)             Overseen    Other Directorships
         and Age                 Funds     Office(1)          During Past Five Years             by Trustee           Held
         -------                 -----     ---------          ----------------------             ----------   ---------------------
INTERESTED TRUSTEES

William E. Mayer(2) (Age 63)   Trustee       1994      Managing Partner, Park Avenue Equity         126(3)       Lee Enterprises
399 Park Avenue                                        Partners (private equity) since                          (print media), WR
Suite 3204                                             February, 1999 (formerly Founding                          Hambrecht + Co.
New York, NY 10022                                     Partner, Development Capital LLC from                   (financial service
                                                       November 1996 to February, 1999; Dean                   provider) and First
                                                       and Professor, College of Business and                  Health (healthcare).
                                                       Management, University of Maryland
                                                       from October, 1992 to November, 1996).

Joseph R. Palombo(2) (Age 50)  Trustee,      2000      Executive Vice President and Chief           125(5)            None
One Financial Center           Chairman                Operating Officer of Columbia
Boston, MA 02111                of the                 Management Group, Inc. (Columbia
                              Board and                Management) since December, 2001 and
                              President                Director, Executive Vice President and
                                                       Chief Operating Officer of the Advisor
                                                       since April, 2003 (formerly Chief
                                                       Operations Officer of Mutual Funds,
                                                       Liberty Financial Companies, Inc. from
                                                       August, 2000 to November, 2001;
                                                       Executive Vice President of Stein Roe
                                                       & Farnham Incorporated (Stein Roe)
                                                       from April, 1999 to April, 2003;
                                                       Director of Colonial Management
                                                       Associates, Inc. (Colonial) from
                                                       April, 1999 to April, 2003; Director
                                                       of Stein Roe from September, 2000 to
                                                       April, 2003) President of Columbia
                                                       Funds and Galaxy Funds since February,
                                                       2003 (formerly Vice President from
                                                       September 2002 to February 2003);
                                                       Manager of Stein Roe Floating Rate
                                                       Limited Liability Company since
                                                       October, 2000; (formerly Vice
                                                       President of the Columbia Funds from
                                                       April,

                                                       1999 to August, 2000; Chief Operating
                                                       Officer and Chief Compliance Officer,
                                                       Putnam Mutual Funds from December,
                                                       1993 to March, 1999).



(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Funds (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.



(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of the Advisor.



(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.



(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.



(5) Mr. Palombo also serves as an interested director of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.


                                               Year First
                                 Position      Elected or
      Name, Address                with       Appointed to         Principal Occupation(s)
         and Age                   Funds        Office             During Past Five Years
         -------                   -----        -------            ----------------------
OFFICERS

Vicki L. Benjamin (Age 42)         Chief          2001       Controller of the Columbia Funds
One Financial Center            Accounting                   and of the Liberty All-Star Funds
Boston, MA 02111                Officer and                  since May, 2002; Chief Accounting
                                Controller                   Officer of the Columbia Funds and
                                                             Liberty All-Star Funds since June,
                                                             2001; Controller and Chief
                                                             Accounting Officer of the Galaxy
                                                             Funds since September, 2002
                                                             (formerly Vice President,
                                                             Corporate Audit, State Street Bank
                                                             and Trust Company from May, 1998
                                                             to April, 2001; Audit Manager from
                                                             July, 1994 to June, 1997; Senior
                                                             Audit Manager from July, 1997 to
                                                             May, 1998, Coopers & Lybrand,
                                                             LLP).

J. Kevin Connaughton (Age 39)    Treasurer        2000       Treasurer of the Columbia Funds
One Financial Center                                         and of the Liberty All-Star Funds
Boston, MA 02111                                             since December, 2000; Vice
                                                             President of the Advisor since
                                                             April, 2003 (formerly Controller
                                                             of the Columbia Funds and of the
                                                             Liberty All-Star Funds from
                                                             February, 1998 to October, 2000);
                                                             Treasurer of the Galaxy Funds
                                                             since September, 2002; Treasurer,
                                                             Columbia Management Multi-Strategy
                                                             Hedge Fund, LLC since December,
                                                             2002 (formerly Vice President of
                                                             Colonial from February, 1998 to
                                                             October, 2000 and Senior Tax
                                                             Manager, Coopers & Lybrand, LLP
                                                             from April, 1996 to January,
                                                             1998).

Trustee Positions


As of December 31, 2002, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the funds in the Columbia Funds Complex or any person controlling, controlled by or under common control with any such entity.



Approving the Investment Advisory Contract



In determining to approve the most recent annual extension of a Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in each Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the Columbia Funds Complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Advisor to the Funds were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.



The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectuses. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to each Fund, given each Fund's investment goal(s) and policies.



The Trustees considered the scope of the services provided by the Advisor to the Funds under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds
- The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Funds was consistent with the Funds' operational requirements, including, in addition to its investment goal, compliance with each Fund's investment restrictions, tax and reporting requirements and related shareholder services.



The Trustees considered the quality of the services provided by the Advisor to the Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of each Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds
- Portfolio Transactions."



The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to each Fund's total expenses and the reputation of each Fund's other service providers. See "Your Expenses" in each Fund's Prospectus(es). The Trustees also considered information provided by third parties relating to each Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including each Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectuses), as well as factors identified by the Advisor as contributing to each Fund's performance. See each Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.



In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Funds and the research services available to the Advisor by reason of brokerage commissions generated by each Fund's turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in each Fund's Prospectus.



Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.



General



Messrs. Lowry, Mayer and Neuhauser are also trustees/directors of the Liberty All-Star Funds. Mr. Nelson is also a trustee/director of the Columbia Funds and CMG Funds. Messrs. Neuhauser and Palombo and Ms. Verville are also directors of Columbia Management Multi-Strategy Hedge Fund, LLC.



The Trustees serve as trustees of all 71 open-end funds managed by the Advisor for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. All committee chairs, except the Audit Committee chair, receive an annual retainer of $5,000 and Committee chairs receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. The Audit Committee chair receives an annual retainer of $10,000 and receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.



The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor or administrator for 71 open-end and 14 closed-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.


The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.


The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.



MANAGEMENT AGREEMENT

Under a Management Agreement (Agreement), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.



The Agreement may be terminated with respect to the Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.



The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. Columbia Funds Distributor, Inc. (formerly Liberty Funds Distributor, Inc.) (CFD) pays the cost of printing and distributing all other Prospectuses.



ADMINISTRATION AGREEMENT



Under an Administration Agreement, the Advisor, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:


         (a)      providing office space, equipment and clerical personnel;


         (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund;



         (c) preparing and, if applicable, filing all documents required for compliance by each Fund with applicable laws and regulations;


         (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;


         (e) coordinating and overseeing the activities of each Fund's other third-party service providers; and



         (f)      maintaining certain books and records of each Fund.



With respect to Columbia Money Market Fund (formerly Liberty Money Market Fund) and Columbia Municipal Money Market Fund (formerly Liberty Municipal Money Market Fund), the Administration Agreement for these Funds provides that the Administrator will monitor compliance by the Fund with Rule 2a-7 under the 1940 Act and report to the Trustees from time to time with respect thereto.

The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

THE PRICING AND BOOKKEEPING AGREEMENT


The Advisor (in its capacity as Administrator) is responsible for providing accounting and bookkeeping services to each Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON THESE FEES.




PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the Funds. The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The Funds and clients advised by the Advisor or the Funds administered by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Funds outweighs the disadvantages, if any, which might result from these practices.






BROKERAGE AND RESEARCH SERVICES. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute securities transactions for a Fund.



The Advisor places the transactions of the Funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.



It is the Advisor's policy generally to seek best execution, which is to place the Funds' transactions where the Funds can be expected to obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.



Securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the Funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the Funds and all its other clients.



The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by Funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a Fund.



The Advisor may use the services of Quick & Reilly, Inc., or Fleet Securities, Inc., each an affiliate of the Advisor, when buying or selling securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.


PRINCIPAL UNDERWRITER


CFD is the principal underwriter of the Trust's shares. CFD has no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized FSFs or investors.


INVESTOR SERVICING AND TRANSFER AGENT


CFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CFS is based on the average daily net assets of each Fund plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY CFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to CFS or generally by 6 months' notice by CFS to the Fund. The agreement limits the liability of CFS to the Fund for loss or damage incurred by the Fund to situations involving a failure of CFS to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the Fund will indemnify CFS against, among other things, loss or damage incurred by CFS on account of any claim, demand, action or suit made on or against CFS not resulting from CFS's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.



CODE OF ETHICS



The Funds, the Advisor, and CFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.



ANTI-MONEY LAUNDERING COMPLIANCE



The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.



PROXY VOTING POLICIES



The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.



The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.



The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.



The Advisor has three classes of proxy proposals. The first two classes are predetermined guidelines to vote for or against specific proposals, unless otherwise directed by the Proxy Committee. The third class is for proposals given special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in the first two classes other than according to the predetermined guidelines.



The Advisor generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board /chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO are not held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnifications (unless for negligence and or breaches of fiduciary duty), meetings, name of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by Sarbanes-Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.



The Advisor generally votes against proposals related to the following matters: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock and meetings held by written consent.



The Advisor gives the following matters special consideration: new proposals, proxies of investment company shares (other than those covered by the predetermined guidelines), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where the Advisor represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation (other than those covered by the predetermined guidelines), pre-emptive rights and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

In addition, if a portfolio manager or other party involved with a client of the Advisor or Fund account concludes that the interest of the client or Fund requires that a proxy be voted on a proposal other than according to the predetermined guidelines, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to a predetermined guideline, that person must furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders or any other matter known to the person (or entity) that would create a potential conflict of interest.



The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.



The Advisor's Proxy Committee is composed of operational and investment representatives of its regional offices as well as senior representatives of the Advisor's equity investments, equity research, compliance and legal functions. During the first quarter of each year, the Proxy Committee reviews all guidelines and establishes guidelines for expected new proposals. In addition to these reviews and its other responsibilities described above, its functions include annual review of its Proxy Voting Policy and Procedures to ensure consistency with internal policies and regulatory agency policies, and development and modification of voting guidelines and procedures as it deems appropriate or necessary.



The Advisor uses Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.


DETERMINATION OF NET ASSET VALUE


Each Fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price (or the official closing price as determined by the NASDAQ system, if different, as applicable). Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.



Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange.

Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at a fair value following procedures approved by the Trust's Board of Trustees.



(The following two paragraphs are applicable only to Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund), Columbia Newport Japan Opportunities Fund (formerly named Liberty Newport Japan Opportunities Fund), Columbia Newport Greater China Fund (formerly named Liberty Newport Greater China Fund), Columbia Newport Europe Fund (formerly named Liberty Newport Europe
Fund) and Columbia Newport Asia Pacific Fund (formerly named Liberty Newport Asia Pacific Fund))



Trading in securities on stock exchanges and over-the-counter markets in the Far East is normally completed well before the close of the business day in New York. Trading on Far Eastern securities markets may not take place on all business days in New York, and trading on some Far Eastern securities markets does take place on days which are not business days in New York and on which the Fund's NAV is not calculated.



The calculation of the Fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund's NAV is calculated) will not be reflected in the Fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund's shares into U.S. dollars at prevailing market rates.



AMORTIZED COST FOR MONEY MARKET FUNDS (SEE "AMORTIZED COST FOR MONEY MARKET FUNDS" UNDER "INFORMATION CONCERNING THE FUND" IN PART 1 OF THE SAI OF COLUMBIA MONEY MARKET FUND (FORMERLY LIBERTY MONEY MARKET FUND) AND COLUMBIA MUNICIPAL MONEY MARKET FUND (FORMERLY LIBERTY MUNICIPAL MONEY MARKET FUND))


Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.


Under the amortized cost method a security is initially valued cost and thereafter amortized to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. When a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.



See the Statement of Assets and Liabilities in the shareholder report of the Columbia Money Market Fund (formerly named Liberty Money Market Fund) for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.


HOW TO BUY SHARES


The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.



The Fund may accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the

FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.



The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CFD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that CFD may from time to time reallow additional amounts to all or certain FSFs. CFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CFD for any up-front and/or ongoing commissions paid to FSFs.



Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.



CFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CFS, provided the new FSF has a sales agreement with CFD.



Shares credited to an account are transferable upon written instructions in good order to CFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you may send the certificates to CFS for deposit to your account.



CFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's Prospectus(es) and SAI) to FSFs that agree to promote the sale of shares of the Fund or other funds that CFD distributes. At its discretion, CFD may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.








SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.


AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most Funds advised by the Advisor and Crabbe Huson Group, Inc. may be purchased through the Automatic Investment Plan. Electronic fund transfers for a fixed amount of at least $50 are used to purchase a Fund's shares at the public offering price next determined after CFD receives the proceeds. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CFD.



AUTOMATED DOLLAR COST AVERAGING (Classes A, B, C, and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any fund distributed by CFD in which you have a current balance of at least $5,000 into the same class of shares of up to four other Funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same Class of shares of Funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC.



Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.


An exchange is generally a capital sale transaction for federal income tax purposes.


You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Funds Services, Inc. (formerly Liberty Funds Services, Inc.) (CFS) P.O. Box 8081, Boston, MA 02266-8081.



You should consult your FSF or financial advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.



CFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" below for more information.



TAX-SHELTERED RETIREMENT PLANS (Retirement Plans). CFD offers prototype tax-qualified plans, including Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company (CTC) is the Custodian/Trustee and Plan Sponsor of the Columbia Management prototype plans offered through CFD. In general, a $20 annual fee is charged. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CFD.



Participants in Retirement Plans not sponsored by CTC, not including Individual Retirement Accounts (IRAs), may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with CFS. Participants in CTC sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any Fund distributed by CFD, or if the Retirement Plan maintains an omnibus account.



Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.



TELEPHONE ADDRESS CHANGE SERVICES. By calling CFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification numbers available when calling.


CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer.

Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.


AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder's existing open account with the particular Fund. Call CFS for more information at 1-800-345-6611.


PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES


RIGHTS OF ACCUMULATION (Class A, Class B and Class T shares only) (Class T shares can only be purchased by the shareholders of Columbia Newport Tiger Fund (formerly Liberty Newport Tiger Fund) who already own Class T shares). Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase of Class A, Class B or Class T shares with prior purchases of Class A, B, C, T and Z shares of the funds distributed by CFD. The applicable sales charge is based on the combined total of:


1.       the current purchase; and


2. the value at the public offering price at the close of business on the previous day of all funds' Class A, B, C, T and Z shares held by the shareholder (except shares of any money market fund, unless such shares were acquired by exchange from Class A, B C, T or Z shares of another fund distributed by CFD other than a money market fund).



CFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CFS. A Fund may terminate or amend this Right of Accumulation.



NAV TRANSFER PROGRAM. Investors who have previously purchased shares of other investment companies offered by another mutual fund complex and have been charged a front-end load or other sales charge on such purchases may invest the proceeds of redemptions of those shares in Class A shares of the Fund, without incurring an additional sales charge. Class A shares may be subject to a 12b-1 distribution and service fee. This NAV transfer program shall be available for purchases by eligible investors through participating FSFs until December 31, 2003.



STATEMENT OF INTENT (Class A and Class T shares only).



Any person may qualify for reduced sales charges on purchases of Class A and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C, T and Z shares held by the shareholder on the date of the Statement in Funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement. Upon request, a Statement of Intent may be backdated to reflect purchases within 90 days.



During the term of a Statement, CFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.



If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to CFD the excess commission previously paid during the thirteen-month period.


If the amount of the Statement is not purchased, the shareholder shall remit to CFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.



Additional information about and the terms of Statements of Intent are available from your FSF, or from CFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. An investor who has redeemed Class A, B, C or T shares (other than shares of the Columbia Newport Asia Pacific Fund (formerly Liberty Newport Asia Pacific Fund), Columbia Newport Europe Fund (formerly Liberty Newport Europe Fund, Columbia Newport Greater China Fund (formerly Liberty Newport Greater China Fund), Columbia Global Equity Fund (formerly Liberty Newport Global Equity Fund), Columbia Newport Japan Opportunities Fund (formerly Liberty Newport Japan Opportunities Fund), Columbia Newport Tiger Fund (formerly Liberty Newport Tiger Fund), Columbia International Equity Fund (formerly Liberty International Equity Fund), Columbia European Thematic Equity Fund (formerly Liberty European Thematic Equity Fund) and Columbia Global Thematic Equity Fund (formerly Liberty Global Thematic Equity Fund) that were redeemed within 30 days of their acquisition by exchange from another fund) may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any Fund at the NAV next determined after CFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or CFS. Shareholders may exercise this privilege an unlimited amount of times. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.






PRIVILEGES OF COLUMBIA EMPLOYEES OR FINANCIAL SERVICE FIRMS (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. IN ITS

CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS). Class A shares of certain Funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, CFD and companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CFD; and such persons' families and their beneficial accounts.



PRIVILEGES OF COLUMBIA ACORN FUNDS (FORMERLY LIBERTY ACORN FUNDS) SHAREHOLDERS. Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by CFD, may purchase Class A shares of any fund distributed by CFD at NAV in those cases where a Columbia Fund Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.



EXCHANGES FOR CLIENTS OF AFFILIATES OF INVESTMENT ADVISOR. Clients of affiliates of CFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by CFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual Rule 12b-1 distribution and service fee.



SPONSORED ARRANGEMENTS. Class A and Class T shares (Class T shares can only be purchased by the shareholders of Columbia Newport Tiger Fund (formerly Liberty Newport Tiger Fund) who already own Class T shares) of certain funds may be purchased at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The Funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.



Class A and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with CFD pursuant to which the Funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.



WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS) (Classes A, B, C and T) CDSCs may be waived on redemptions in the following situations with the proper documentation:


1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."



3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares
         (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.


4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.


5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by the Advisor.



6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in Funds distributed by CFD for at least two years.


The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.


To sell shares directly to the Fund, send a signed letter of instruction or stock power form to CFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, CFS and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners, individual retirement account holders and other legal entities. Call CFS for more information 1-800-345-6611.



FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to CFS and may charge for this service.



SYSTEMATIC WITHDRAWAL PLAN (SWP). If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class C shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other Fund distributions payable in shares of the Fund rather than in cash.


A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.


A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.


SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.


A Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CFS will not be liable for any payment made in accordance with the provisions of a SWP.


The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.


Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.


TELEPHONE REDEMPTIONS. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guarantee request. CFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address account and taxpayer identification numbers. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions apply to retirement plan accounts.



CHECKWRITING (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, INC. ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR OF CERTAIN FUNDS)



(Available only on the Class A shares of certain Funds)



Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CFS will provide checks to be drawn on Mellon Trust of New England, N.A. (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 ($250 for money market funds) nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.


Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks., However, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.



NON-CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, a Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.


DISTRIBUTIONS


Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.



Shares of most Funds that pay daily dividends will normally earn dividends starting with the date the Fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. The daily dividends for Columbia Municipal Money Market Fund (formerly Liberty Municipal Money Market Fund) will be earned starting with the day after that Fund receives payments for the shares.


HOW TO EXCHANGE SHARES


Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of certain other funds. The prospectus of each Fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these goals and policies carefully before requesting an exchange. Shares of certain Funds are not available to residents of all states. Consult CFS before requesting an exchange.



By calling CFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the Fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CFS will require customary additional documentation. Prospectuses of the other Funds are available from the CFD Literature Department by calling 1-800-426-3750.


A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

Consult your FSF or CFS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.



Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the Fund.


An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS


A Fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.


SHAREHOLDER LIABILITY


Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.


The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS


As described under the caption "Organization and History", the Fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.



At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.


PERFORMANCE MEASURES

TOTAL RETURN


STANDARDIZED AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the Fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the Fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

NONSTANDARDIZED TOTAL RETURN. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate (i.e. cumulative) rather than average annual total returns or may not reflect the sales charge or CDSC.


Total return for a newer class of shares for periods prior to inception includes
(a) the performance of the newer class of shares since inception and (b) the performance of the oldest existing class of shares from the inception date up to the date the newer class was offered for sale. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares (except Columbia Money Market Fund (formerly Liberty Money Market Fund); if the newer class is Class B or Class C shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B or Class C shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class). Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor, Administrator or its affiliates. Absent these waivers or reimbursements, performance results would have been lower.


YIELD

MONEY MARKET. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.


NON-MONEY MARKET. The yield for each class of shares of a Fund is determined by
(i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the Fund that were entitled to dividends during the period and the maximum offering price of the Fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after-tax yield for any given federal and, in some cases, state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by the Advisor or its affiliates have been added back to actual expenses.



DISTRIBUTION RATE. The distribution rate for each class of shares of a Fund is usually calculated by dividing annual or annualized distributions by the maximum offering price of that class on the last day of the period. Generally, the Fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the Fund's portfolio securities (net of the Fund's expenses). The Fund's yield for any period may be more or less than the amount actually distributed in respect of such period.



The Fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.



The Fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor to be reputable, and publications in the press pertaining to a Fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper, Inc., Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated, Bloomberg and Ibbotson.


All data are based on past performance and do not predict future results.

TAX-RELATED ILLUSTRATIONS. The Fund also may present hypothetical illustrations
(i) comparing the Fund's and other mutual funds' pre-tax and after-tax total returns, and (ii) showing the effects of income, capital gain and estate taxes on performance.



GENERAL. From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel and members of the tax management oversight team, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund, including the New Value(TM) investment strategy that expands upon the principles of traditional value investing; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.



The Fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.



From time to time, the Fund may also discuss or quote the views of its distributor, its investment advisor and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                             STANDARD & POOR'S (S&P)


The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

     Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

     Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Prime-1  Highest Quality
         Prime-2  Higher Quality
         Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.


                                   FITCH INC.


INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and

`AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.

                                   APPENDIX II
                                DECEMBER 31, 2002



       SOURCE CATEGORY
       ---------------                                     RETURN(%)
                                                            Total
                                                            Return
                                                           ---------
CREDIT SUISSE FIRST BOSTON
          CSFB High Yield Index                               3.11
          CSFB Leveraged Loan Index                           1.11

LEHMAN BROTHERS:
          Lehman General Obligation Index                     9.19
          Lehman Quality Intermediate Muni Bond Index         9.23
          Lehman 3-15 Year Blend                              9.66

LIPPER, INC.
          AMEX Composite Index P                             -2.74
          AMEX Computer Tech IX P                           -34.32
          AMEX Institutional IX P                           -24.34
          AMEX Major Market IX P                            -14.37
          Bse Sensex Index                                    3.52
          CAC 40: FFR IX P                                  -33.75
          CD Rate 1 Month Index Tr                            1.73
          CD Rate 3 Month Index Tr                            1.74
          CD Rate 6 Month Index Tr                            1.81
          Consumer Price Index                                2.38
          DAX:DM IX TR                                      -43.94
          Dow Jones 65 Comp Av P                            -17.88
          Dow Jones Ind Average P                           -16.76
          Dow Jones Ind Dly Reinv                           -15.01
          Dow Jones Ind Mth Reinv                           -15.04
          Dow Jones Trans Av P                              -12.50
          Dow Jones Trans Av Tr                             -11.48
          Dow Jones Util Av P                               -26.79
          Dow Jones Util Av Tr                              -23.38
          Ft/S&P Act Wld Ex US IX                           -16.63
          Jakarta Composite Index                             8.39
          Jasdaq Index:Yen P                                -18.45
          Lehman 1-3 Govt/Cred Tr                             6.28
          Lehman 1-3 Govt/Credit P                            1.12
          Lehman Aggregate Bd P                               4.39
          Lehman Aggregate Bd Tr                             10.25
          Lehman Cr Bd Int P                                  3.35
          Lehman Cr Bd Int Tr                                10.14
          Lehman Govt Bd Int P                                4.32
          Lehman Govt Bd Int Tr                               9.64
          Lehman Govt Bd Long P                              10.20
          Lehman Govt Bd Long Tr                             16.99
          Lehman Govt Bd P                                    5.82
          Lehman Govt Bd Tr                                  11.50
          Lehman Govt/Cr Bd P                                 4.77
          Lehman Govt/Cr Bd Tr                               11.04
          Lehman Govt/Cr Int P                                3.86
          Lehman Govt/Cr Int Tr                               9.84

          Lehman High Yield P                               -10.17
          Lehman High Yield Tr                               -1.41
          Lehman Muni 10 Yr IX P                              5.02
          Lehman Muni 10 Yr IX Tr                            10.17
          Lehman Muni 3 Yr IX P                               1.68
          Lehman Muni 3 Yr IX Tr                              6.72
          Lehman Muni 5 Yr IX Tr                              9.27
          Lehman Muni Bond IX P                               4.34
          Lehman Muni Bond IX Tr                              9.60
          ML 10+ Yr Treasury IX Tr                           16.77
          ML 100 Tech IX TR                                 -41.54
          ML 10Yr Strip TR Ix                                21.00
          ML 1-10 YR CORP BD IX P                             2.96
          ML 1-10 YR CORP BD IX TR                            9.82
          ML 1-3 Yr Muni IX P                                 0.50
          ML 1-3 Yr Muni IX Tr                                4.96
          ML 1-3 Yr Treasury IX P                             0.98
          ML 1-3 Yr Treasury IX Tr                            5.76
          ML 1-5 Yr Gv/Cp Bd IX P                             2.43
          ML 1-5 Yr Gv/Cp Bd IX Tr                            7.91
          ML 15 Yr Mortgage IX P                              4.02
          ML 15 Yr Mortgage IX Tr                             9.28
          ML 1-5 Yr Treasury IX P                             2.39
          ML 1-5 Yr Treasury IX Tr                            7.47
          ML 15+ Yr Treasury IX TR                           17.08
          ML 15Yr Strip TR IX                                22.27
          ML 20Yr Strip TR IX                                20.76
          ML 25Yr Strip TR IX                                21.22
          ML 3 MO T-Bill IX Tr                                1.78
          ML 3-5 Yr Govt IX P                                 5.57
          ML 3-5 Yr Govt IX Tr                               11.22
          ML 3-7 Yr Muni IX Tr                               10.10
          ML 5-10Yr Treasury IX TR                           13.76
          ML 5Yr strip TR IX                                 14.63
          ML 7-12 YR MUNI IX P                                6.20
          ML 7-12 YR MUNI IX TR                              11.46
          ML ALL CV EX ID IX                                 -3.87
          ML AUS GOVT IX TR                                  -9.39
          ML AUSTRIAN GOVT P                                 23.77
          ML AUSTRIAN GOVT TR                                29.83
          ML BELGIAN GOVERNMENTS P                           23.19
          ML BELGIAN GOVTS TR                                30.24
          ML Corp Master Index P                              3.07
          ML Corp Master Index Tr                            10.17
          ML CV BD SPEC QUAL IX P                            -5.39
          ML CV BD SPEC QUAL IX TR                           -1.73
          ML DANISH GOVTS P                                  22.19
          ML DANISH GOVTS TR                                 29.37
          ML DUTCH GOVERNMENTS P                             22.86
          ML DUTCH GOVTS TR                                  29.52
          ML EM BRADY BD IX                                   7.36
          ML EM EUR/MIDEAST AFR P                            13.44
          ML EM EUR/MIDEAST AFR TR                           22.81
          ML EM LATIN AMERICA P IX                           -3.79
          ML EM LATIN AMERICA TR                              5.89
          ML EMG MKT ASIA P IX                                7.49
          ML EMG MKT ASIA TR IX                              17.64

          ML EMG MKT EU ME AFR P                             16.18
          ML EMG MKT EU ME AFR TR                            26.45
          ML EMG MKT LATIN AM P IX                           -8.23
          ML EMG MKT LATIN AM TR                              2.18
          ML EMU BROAD MARKET TR                             28.84
          ML EMU BROAD MKT P IX                              22.41
          ML EMU DIRECT GOVTS P IX                           22.83
          ML EMU DIRECT GOVTS TR                             29.39
          ML EURO HIGH YIELD P IX                             1.97
          ML EURO HIGH YIELD TR IX                           12.01
          ML FINNISH GOVTS P IX                              22.65
          ML FINNISH GOVTS TR IX                             29.51
          ML FRENCH GOVTS P IX                               24.84
          ML FRENCH GOVTS TR IX                              31.56
          ML GERMAN FED GOVTS P                              22.68
          ML GERMAN FED GOVTS TR                             28.83
          ML GLBL BOND INDEX TR IX                           16.06
          ML Glbl Govt Bond Inx P                            12.11
          ML Glbl Govt Bond Inx Tr                           17.05
          ML Glbl Gv Bond IX II P                            14.26
          ML Glbl Gv Bond IX II Tr                           19.54
          ML GLBL GVT BND IX II TR                           22.67
          ML GLOBAL BOND IX P                                10.36
          ML GLOBAL EM SOV P IX                              -1.87
          ML GLOBAL EM SOV TR IX                             13.29
          ML GLOBAL HIGH YIELD P I                          -10.43
          ML GLOBAL HIGH YIELD TR                            -1.90
          ML Gov/ Corp Master IX T                           10.95
          ML Govt Master Index P                              5.58
          ML Govt Master Index Tr                            11.30
          ML Govt/Corp Master IX P                            4.71
          ML HIGH YLD MASTER 2 P                            -10.41
          ML HIGH YLD MASTER 2 TR                            -1.89
          ML High Yld Master IX P                           -10.03
          ML High Yld Master IX Tr                           -1.14
          ML ITALIAN GOVTS P IX                              22.67
          ML ITALIAN GOVTS TR IX                             29.35
          ML JPN GOVT IX TR                                  76.13
          ML LA BRADY BD IX                                   0.34
          ML Master Muni IX Tr                               10.73
          ML Mortgage Master IX P                             4.10
          ML Mortgage Master IX Tr                            9.41
          ML MUNI 22-52 yr DUR TR                            10.70
          ML Muni 7-12 Dur TR IX                             11.46
          ML Norwegian Govts P IX                            32.82
          ML Norwegian Govts TR IX                           40.99
          ML PAN-EURO GOVT IX                                28.58
          ML Portugese Govts P IX                            23.40
          ML Portugese Govts TR IX                           29.79
          ML Spanish Govts P IX                              23.28
          ML Spanish Govts TR IX                             29.91
          ML Sterling Hi Yld P IX                           -10.79
          ML Sterling Hi Yld TR IX                           -2.56
          ML Swedish Govts P IX                              24.74
          ML Swedish Govts TR IX                             31.82
          ML Swiss Govts P IX                                29.74
          ML Swiss Govts TR IX                               34.73

          ML Treasury Master IX P                             5.72
          ML Treasury Master IX Tr                           11.57
          ML UK Gilts P IX                                   14.79
          ML UK Gilts TR IX                                  21.87
          ML US CP/GV 10+ YR IX P                             7.69
          ML US CP/GV 10+ YR IX TR                           14.96
          ML US DOM MASTER IX P                               4.49
          ML US DOM MASTER IX TR                             10.41
          MSCI AC Americas Free GD                          -22.32
          MSCI AC Americas Free ID                          -23.61
          MSCI AC ASIA FR DGD                                -9.74
          MSCI AC ASIA FR DND                                -9.91
          MSCI AC Asia Fr-Ja IX GD                           -8.33
          MSCI AC Asia Fr-Ja IX ID                          -10.19
          MSCI AC ASIA PAC FR DGD                            -8.34
          MSCI AC ASIA PAC FR DND                            -8.62
          MSCI AC ASIA PAC FR P IX                           -9.78
          MSCI AC Asia Pac Fr-J GD                           -5.11
          MSCI AC Asia Pac FR-J IX                           -7.57
          MSCI AC Asia Pac Fr-J ND                           -5.57
          MSCI AC Europe IX GD                              -17.85
          MSCI AC Europe IX ID                              -19.86
          MSCI AC Fe Free IX GD                              -9.96
          MSCI AC Fe Free IX ID                             -11.07
          MSCI AC Fe Fr-Ja IX GD                             -9.23
          MSCI AC Fe Fr-Ja IX ID                            -11.05
          MSCI AC FE FR-JA IX ND                             -9.37
          MSCI AC Pac Fr-Jpn IX GD                           -5.50
          MSCI AC Pac Fr-Jpn IX ID                           -7.96
          MSCI AC Pacific FR IX ID                           -9.93
          MSCI AC WLD FR VAL IX GD                          -18.95
          MSCI AC WLD FR-US GR DGD                          -14.73
          MSCI AC World Free IX GD                          -18.98
          MSCI AC World Free Ix ID                          -20.51
          MSCI AC World Free IX ND                          -19.32
          MSCI AC World Fr-USA GD                           -14.67
          MSCI AC World Fr-USA ID                           -16.53
          MSCI AC WRLD FR GR DGD                            -19.07
          MSCI AC Wrld Fr-Ja IX GD                          -19.78
          MSCI AC Wrld Fr-Ja IX ID                          -21.37
          MSCI AC WRLD FR-US V DGD                          -14.63
          MSCI Argentina IX GD                              -50.55
          MSCI Argentina IX ID                              -50.99
          MSCI Australia IX GD                               -0.28
          MSCI Australia IX ID                               -3.76
          MSCI Australia IX ND                               -1.34
          MSCI Austria IX GD                                 17.28
          MSCI Austria IX ID                                 14.36
          MSCI Austria IX ND                                 16.55
          MSCI Belgium IX GD                                -14.23
          MSCI Belgium IX ID                                -17.15
          MSCI Belgium IX ND                                -14.97
          MSCI BRAZIL FREE IX GD                            -30.65
          MSCI BRAZIL FREE IX ID                            -33.78
          MSCI Canada IX GD                                 -12.78
          MSCI Canada IX ID                                 -14.38
          MSCI Canada IX ND                                 -13.19

          MSCI Chile IX GD                                  -19.81
          MSCI Chile IX ID                                  -21.66
          MSCI China ID GD                                  -14.05
          MSCI China IX ID                                  -16.17
          MSCI China IX ND                                  -14.04
          MSCI Colombia IX GD                                25.36
          MSCI Colombia IX ID                                18.26
          MSCI Czech Rep IX GD                               44.16
          MSCI Czech Rep IX ID                               40.86
          MSCI Denmark IX GD                                -15.63
          MSCI Denmark IX ID                                -17.03
          MSCI Denmark IX ND                                -16.03
          MSCI EAFE - JAPAN IX ND                           -17.39
          MSCI EAFE - UK IX GD                              -15.98
          MSCI EAFE - UK IX ID                              -17.58
          MSCI EAFE - UK IX ND                              -16.36
          MSCI EAFE + Canada IX GD                          -15.51
          MSCI EAFE + Canada IX ID                          -17.36
          MSCI EAFE + Canada IX ND                          -15.80
          MSCI EAFE + EMF IX GD                             -14.76
          MSCI EAFE + EMF IX ID                             -16.63
          MSCI EAFE Fr IX ID                                -17.52
          MSCI EAFE Fr IX ND                                -15.94
          MSCI EAFE GDP Wt IX GD                            -15.57
          MSCI EAFE GDP Wt IX ID                            -17.30
          MSCI EAFE GDP Wt IX ND                            -15.90
          MSCI EAFE GROWTH IX GD                            -15.76
          MSCI EAFE GROWTH IX ID                            -17.49
          MSCI EAFE GROWTH IX ND                            -16.02
          MSCI EAFE IX GD                                   -15.66
          MSCI EAFE IX ID                                   -17.52
          MSCI EAFE IX ND                                   -15.94
          MSCI EAFE SM CAP IX ID                             -9.58
          MSCI EAFE VALUE IX GD                             -15.60
          MSCI EAFE VALUE IX ID                             -17.59
          MSCI EAFE VALUE IX ND                             -15.91
          MSCI EASEA IX GD                                  -17.08
          MSCI EASEA IX ID                                  -19.19
          MSCI EASEA IX ND                                  -17.39
          MSCI Em Eur/Mid East GD                            -7.88
          MSCI Em Eur/Mid East ID                            -9.07
          MSCI Em Europe IX GD                                4.51
          MSCI Em Europe IX ID                                2.88
          MSCI EMF Asia IX GD                                -4.75
          MSCI EMF Asia IX ID                                -6.25
          MSCI EMF Far East IX GD                            -5.75
          MSCI EMF Far East IX ID                            -7.14
          MSCI EMF Growth IX ID                              -9.37
          MSCI EMF IX DND                                    -6.17
          MSCI EMF IX GD                                     -6.00
          MSCI EMF IX ID                                     -7.97
          MSCI EMF Latin Am IX GD                           -22.45
          MSCI EMF Latin Am IX ID                           -24.79
          MSCI EMF Latin Am IX ND                           -22.50
          MSCI EMF Value IX ID                               -6.52
          MSCI EURO UNION GR IX GD                          -20.09
          MSCI Europe - UK IX GD                            -19.87

          MSCI Europe - UK IX ID                            -21.56
          MSCI Europe - UK IX ND                            -20.30
          MSCI Europe GDP Wt IX ID                          -20.11
          MSCI Europe Growth ND                             -18.54
          MSCI Europe IX GD                                 -18.09
          MSCI Europe IX ID                                 -21.11
          MSCI Europe IX ND                                 -18.38
          MSCI European Union GD                            -19.10
          MSCI European Union ID                            -21.23
          MSCI EUROPEAN VL IX GD                            -17.98
          MSCI Far East Free IX ID                          -11.88
          MSCI Far East IX GD                               -10.82
          MSCI Far East IX ID                               -11.88
          MSCI Far East IX ND                               -10.97
          MSCI Finland IX GD                                -29.94
          MSCI Finland IX ID                                -31.23
          MSCI Finland IX ND                                -30.31
          MSCI France IX GD                                 -20.83
          MSCI France IX ID                                 -22.21
          MSCI France IX ND                                 -21.18
          MSCI Germany IX GD                                -32.90
          MSCI Germany IX ID                                -34.06
          MSCI Germany IX ND                                -33.18
          MSCI Greece IX GD                                 -25.26
          MSCI Greece IX ID                                 -28.18
          MSCI Hong Kong IX GD                              -17.79
          MSCI Hong Kong IX ID                              -20.63
          MSCI Hongkong IX ND                               -17.79
          MSCI Hungary IX GD                                 30.69
          MSCI Hungary IX ID                                 28.88
          MSCI India IX GD                                    8.37
          MSCI India IX ID                                    5.93
          MSCI Indonesia FR IX GD                            42.82
          MSCI Indonesia FR IX ID                            38.10
          MSCI Ireland IX ID                                -28.07
          MSCI Israel Dom IX ID                             -12.42
          MSCI Israel IX ID                                 -31.55
          MSCI Israel Non Dom Ixid                          -66.63
          MSCI Italy IX GD                                   -6.32
          MSCI Italy IX ID                                  -10.00
          MSCI Italy IX ND                                   -7.33
          MSCI JAPAN GROWTH IX GD                           -11.06
          MSCI Japan IX GD                                  -10.11
          MSCI Japan IX ID                                  -10.96
          MSCI Japan IX ND                                  -10.28
          MSCI Japan Sm Cap IX ND                            -5.18
          MSCI JAPAN VALUE IX GD                             -8.96
          MSCI Jordan IX GD                                   4.52
          MSCI Jordan IX ID                                   2.53
          MSCI Kokusai IX GD                                -20.43
          MSCI Kokusai IX ID                                -22.01
          MSCI Kokusai IX ND                                -20.79
          MSCI Korea IX GD                                    8.62
          MSCI Korea IX ID                                    7.43
          MSCI Malaysia Free Ix GD                           -0.66
          MSCI Malaysia Free IX ID                           -2.66
          MSCI Mexico Free IX GD                            -13.31

          MSCI Mexico Free IX ID                            -15.04
          MSCI N American G IX ID                           -23.51
          MSCI N American VI IX ID                          -23.83
          MSCI Netherland IX GD                             -20.26
          MSCI Netherland IX ID                             -22.53
          MSCI Netherland IX ND                             -20.83
          MSCI New Zealand IX GD                             26.09
          MSCI New Zealand IX ID                             20.03
          MSCI New Zealand IX ND                             24.24
          MSCI Nordic IX GD                                 -25.42
          MSCI Nordic IX ID                                 -26.90
          MSCI Nordic IX ND                                 -25.84
          MSCI Norway IX GD                                  -6.67
          MSCI Norway IX ID                                  -9.02
          MSCI Norway IX ND                                  -7.26
          MSCI Nth Amer IX GD                               -22.35
          MSCI Nth Amer IX ID                               -23.62
          MSCI Nth Amer IX ND                               -22.73
          MSCI Pac - Japan IX GD                             -5.78
          MSCI Pac - Japan IX ID                             -9.00
          MSCI Pac - Japan IX ND                             -6.42
          MSCI PAC FREE GR IX GD                             -9.20
          MSCI PAC FREE VL IX GD                             -8.77
          MSCI PAC FR-JPN GR IX GD                           -3.34
          MSCI PAC FR-JPN VL IX GD                           -8.04
          MSCI Pacific Free Ix GD                            -9.01
          MSCI Pacific Free IX ID                           -10.43
          MSCI Pacific Fr-Jpn ID                             -9.00
          MSCI Pacific IX GD                                 -9.01
          MSCI Pacific IX ID                                -10.43
          MSCI Pacific IX ND                                 -9.29
          MSCI Pakistan IX GD                               153.95
          MSCI Pakistan IX ID                               122.38
          MSCI Peru IX GD                                    29.11
          MSCI Peru IX ID                                    25.42
          MSCI Philippines FR DG                            -28.98
          MSCI Philippines FR GD                            -30.48
          MSCI Portugal IX GD                               -13.19
          MSCI Portugal IX ID                               -15.48
          MSCI Russia IX GD                                  15.71
          MSCI Russia IX ID                                  13.87
          MSCI Singapore Fr IX GD                           -11.05
          MSCI Singapore Fr IX ID                           -13.09
          MSCI South Africa IX GD                            27.99
          MSCI South Africa IX ID                            23.26
          MSCI Spain IX GD                                  -14.93
          MSCI Spain IX ID                                  -16.88
          MSCI Spain IX ND                                  -15.29
          MSCI Sri Lanka IX GD                               34.64
          MSCI Sri Lanka IX ID                               29.76
          MSCI Sweden IX GD                                 -30.07
          MSCI Sweden IX ID                                 -31.47
          MSCI Sweden IX ND                                 -30.49
          MSCI Swtzrlnd IX GD                                -9.96
          MSCI Swtzrlnd IX ID                               -10.95
          MSCI Swtzrlnd IX ND                               -10.31
          MSCI Taiwan IX GD                                 -24.45

          MSCI Taiwan IX ID                                 -25.38
          MSCI Thailand Free IX GD                           27.59
          MSCI Thailand Free IX ID                           24.32
          MSCI Turkey IX GD                                 -35.70
          MSCI Turkey IX ID                                 -36.49
          MSCI UK IX GD                                     -15.23
          MSCI UK IX ID                                     -17.77
          MSCI UK IX ND                                     -15.23
          MSCI USA IX GD                                    -22.71
          MSCI USA IX ID                                    -23.97
          MSCI USA IX ND                                    -23.09
          MSCI Venezuela IX GD                              -15.82
          MSCI Venezuela IX ID                              -18.57
          MSCI World - UK IX GD                             -20.07
          MSCI World - UK IX ID                             -21.46
          MSCI World - UK IX ND                             -20.45
          MSCI World - USA IX GD                            -15.51
          MSCI World - USA IX ID                            -17.36
          MSCI World - USA IX ND                            -15.80
          MSCI World Free IX ND                             -19.89
          MSCI World GDP Wt IX ID                           -20.26
          MSCI WORLD GROWTH IX ID                           -20.93
          MSCI World IX Free ID                             -21.06
          MSCI World IX GD                                  -19.54
          MSCI World IX ID                                  -21.06
          MSCI World IX ND                                  -19.89
          MSCI WORLD IX SC DGD IX                           -15.69
          MSCI WORLD IX SC DND IX                           -16.01
          MSCI WORLD IX VALUE                               -19.55
          MSCI WORLD VALUE IX ID                            -21.25
          MSCI WORLD-USA GR IX GD                           -15.46
          MSCI World-USA VL IX GD                           -15.59
          MSCI Wrld - Austrl IX GD                          -19.85
          MSCI Wrld - Austrl IX ID                          -21.33
          MSCI Wrld - Austrl IX ND                          -20.18
          MSCI WRLD CON DISC ID                             -23.19
          MSCI WRLD CON STAPLES ID                           -4.82
          MSCI WRLD ENERGY ID                                -8.38
          MSCI WRLD EX USA SC GD                             -7.05
          MSCI WRLD EX USA SC ID                             -9.11
          MSCI WRLD EX USA SC ND                             -7.42
          MSCI WRLD FINANCIALS GD                           -15.93
          MSCI WRLD FINANCIALS ID                           -18.00
          MSCI WRLD FREE GR DGD IX                          -19.61
          MSCI WRLD HEALTHCARE GD                           -17.68
          MSCI WRLD HEALTHCARE ID                           -18.88
          MSCI WRLD INDUSTRIALS ID                          -23.53
          MSCI WRLD INFO TECH GD                            -38.58
          MSCI WRLD INFO TECH ID                            -38.80
          MSCI WRLD MATERIALS ID                             -6.34
          MSCI WRLD TECH HDWR GD                            -40.52
          MSCI WRLD TECH HDWR ID                            -40.78
          MSCI WRLD TELECOM GD                              -28.54
          MSCI WRLD TELECOM ID                              -30.37
          MSCI WRLD UTILITIES ID                            -18.63
          NASDAQ 100 IX P                                   -37.58
          NASDAQ Bank IX P                                    4.52

          NASDAQ Composite IX P                             -31.53
          NASDAQ Industrial IX P                            -25.88
          NASDAQ Insurance IX P                              -1.84
          NASDAQ Natl Mkt Cmp IX                            -31.71
          NASDAQ Natl Mkt Ind IX                            -26.05
          NASDAQ Transport IX P                               0.99
          Nikkei 225 Avg:Yen P                              -18.63
          NYSE Composite P                                  -19.83
          NYSE Finance IX P                                 -14.02
          NYSE Industrials IX P                             -20.63
          NYSE Transportation IX                             -9.80
          NYSE Utilities IX P                               -29.34
          Philippines Composite IX                             N/A
          PSE Technology IX P                               -33.33
          Russell 1000 Grow Ix                              -28.58
          Russell 1000 Grow IX Tr                           -27.88
          Russell 1000 IX P                                 -22.94
          Russell 1000 IX Tr                                -21.65
          Russell 1000 Value Ix                             -17.48
          Russell 1000 Value IX Tr                          -15.52
          Russell 2000 Grow Ix                              -30.69
          Russell 2000 Grow IX Tr                           -30.26
          Russell 2000 IX P                                 -21.58
          Russell 2000 IX Tr                                -20.48
          Russell 2000 Value Ix                             -13.24
          Russell 2000 Value IX Tr                          -11.43
          RUSSELL 2500 GROW IX P                            -29.45
          RUSSELL 2500 GROW IX TR                           -29.09
          RUSSELL 2500 IX P                                 -18.99
          RUSSELL 2500 IX TR                                -17.80
          RUSSELL 2500 VALUE IX P                           -11.77
          RUSSELL 2500 VALUE IX TR                           -9.87
          RUSSELL 3000 GROW IX P                            -28.71
          RUSSELL 3000 GROW IX TR                           -28.03
          Russell 3000 IX P                                 -22.81
          Russell 3000 IX Tr                                -21.54
          RUSSELL 3000 VALUE IX P                           -17.13
          RUSSELL 3000 VALUE IX TR                          -15.18
          RUSSELL MDCP VALUE IX P                           -11.68
          RUSSELL MDCP VALUE IX TR                           -9.64
          Russell Midcap G IX TR                            -27.41
          RUSSELL MIDCAP GR IX P                            -27.67
          RUSSELL MIDCAP IX P                               -17.47
          RUSSELL MIDCAP IX TR                              -16.19
          RUSSELL SMCP CMPT GRO P                           -30.24
          RUSSELL SMCP CMPT GRO TR                          -29.95
          RUSSELL SMCP CMPT IX P                            -21.30
          RUSSELL SMCP CMPT IX TR                           -20.23
          RUSSELL SMCP CMPT VAL IX                          -11.54
          RUSSELL SMCP CMPT VAL P                           -13.39
          RUSSELL TOP 200 GRO IX P                          -28.76
          RUSSELL TOP 200 GROW IX                           -27.98
          RUSSELL TOP 200 IX P                              -24.64
          RUSSELL TOP 200 IX TR                             -23.36
          RUSSELL TOP 200 VAL IX P                          -19.93
          RUSSELL TOP 200 VALUE IX                          -18.02
          S & P 100 Index TR                                -23.88

          S & P 1500 HC IX P                                -20.01
          S & P 500 Daily Reinv                             -22.10
          S & P 500 Index P                                 -23.37
          S & P 500 Mnthly Reinv                            -22.09
          S & P 500/BARRA G IX TR                           -23.59
          S & P 500/BARRA V IX TR                           -20.85
          S & P 600 Index P                                 -15.32
          S & P 600 Index Tr                                -14.63
          S & P Financial IX P                              -16.42
          S & P Financial IX Tr                             -14.64
          S & P Industrial IX Tr                            -26.34
          S & P Industrials P                               -24.55
          S & P MC 400/BARRA G TR                           -19.17
          S & P MC 400/BARRA V TR                           -10.10
          S & P Midcap 400 IX P                             -15.45
          S & P Midcap 400 IX Tr                            -14.51
          S & P Reit Equity Index                            -2.93
          S & P SC 600/BARRA G TR                           -15.36
          S & P SC 600/BARRA V TR                           -14.47
          S & P Transport Index P                           -13.72
          S & P Utility Index P                             -32.99
          S & P Utility Index Tr                            -29.99
          SB Cr-Hdg Nn-US Wd IX Tr                            6.85
          SB Cr-Hdg Wd Gv Bd IX Tr                            7.97
          SB Non-US Wd Gv Bd IX Tr                           21.99
          SB Wd Gv Bd:Austrl IX Tr                           20.50
          SB Wd Gv Bd:Germny IX Tr                           28.52
          SB Wd Gv Bd:Japan IX Tr                            13.96
          SB Wd Gv Bd:UK IX Tr                               21.09
          SB Wd Gv Bd:US IX Tr                               11.64
          SB World Govt Bond IX Tr                           19.49
          Straits Times Index                               -17.40
          SWISS PERF:SFR IX TR                              -25.95
          TAIWAN SE:T$ IX P                                 -22.78
          T-Bill 1 Year Index Tr                              1.63
          T-BILL 3 MO DAILY TR IX                             3.29
          T-Bill 3 Month Index Tr                             1.59
          T-Bill 6 Month Index Tr                             1.66
          Thailand Set Index                                 17.32
          TOKYO 2ND SCT:YEN IX P                            -12.79
          TOKYO SE(TOPIX):YEN IX P                          -18.30
          TORONTO 300:C$ IX P                               -13.97
          TORONTO SE 35:C$ IX P                             -18.93
          Value Line Cmp IX-Arth                            -17.11
          Value Line Cmp IX-Geom                            -28.57
          Value Line Industrial IX                          -29.78
          Value Line Railroad IX                             -8.98
          Value Line Utilities IX                           -31.60

MERRILL LYNCH:
          ML Intermediate BB Index                           -2.39
          ML U.S. High Yield Cash Pay Index                  -1.14

THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT
TRUST:
          Real Estate Investment Trust Index                  3.81

SALOMON SMITH BARNEY:
          SSB World Ex U.S. Cap Range $2-$10 Billion         -9.18
          SSB EMI Global Ex U.S.                             -6.89
          Salomon 30 Year Benchmark                          16.16
          SBGI Bond U.S. Treasury Index                      11.64


Each Russell Index listed above is a trademark/service mark of the Russell Company. Russell (TM) is a trademark of the Frank Russell Company.

*in US currency